Exhibit 99.2

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 1 Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential Investor Materials November 2025

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 2 Cautionary Notes Disclaimers This presentation and any accompanying oral commentary are provided for informational purposes only and have been prepared to assist interested parties in making their own evaluation with respect to a business combination among Xanadu Quantum Technologies Inc., Crane Harbor Acquisition Corp. (“Crane Harbor”) with Xanadu Quantum Technologies Limited (“NewCo”) (together with Xanadu Quantum Technologies Inc. and its consolidated subsidiaries “Xanadu”) and related transactions (the “proposed transaction”) and for no other purpose. By accepting this presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this presentation is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of your participation in the proposed transaction, that you will not distribute, reproduce, disclose or use such information in any way detrimental to Xanadu or Crane Harbor, and that you will return to Xanadu and Crane Harbor, delete or destroy this presentation upon request. The information contained herein does not purport to be all inclusive and none of Xanadu, Crane Harbor nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given any such person as to the accuracy or completeness of information in this presentation. You are also being advised that (a) United States securities laws restricts persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information, and (b) Canadian securities laws restrict persons with knowledge of a material fact or material change with respect to a company which has not been generally disclosed from purchasing and selling securities of such company, to inform another person of a material fact or material change with respect to such company before the material fact or material change has been generally disclosed, or to recommend another person purchase or sell securities of such company before the material fact or material change has been generally disclosed. To the fullest extent permitted by law, in no circumstances will Xanadu, Crane Harbor or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Xanadu, Crane Harbor or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Xanadu, Crane Harbor or the proposed transa ction. Recipients of this presentation should each make their own evaluation of Xanadu, Crane Harbor and the proposed transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward - Looking Statements This communication includes “forward - looking statements” within the meaning of the U.S. federal securities laws and “forward - looking information” within the meaning of Canadian securities laws (collectively, “forward - looking statements”). Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward - looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer penetration rates and usage patterns; projections regarding Xanadu’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding Xanadu’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Xanadu’s ability to attract, retain, and expand its customer base; Xanadu’s deployment of proceeds from capital raising transactions; Xanadu’s expectations concerning relationships with strategic partners, suppliers, governments, state - funded entities, regulatory bodies and other third parties; Xanadu’s ability to maintain, protect, and enhance its intellectual property; future partnerships, ventures or investments in companies, products, services, or technologies; development of favorable regulations affecting Xanadu’s markets; the successful consummation and potential benefits of the proposed transaction, including the anticipated PIPE financing, and expectations related to its terms and timing; and the potential for Xanadu to increase in value. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Xanadu and Crane Harbor. These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed transaction (the “Combined Company”), levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Xanadu is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Xanadu’s historical net losses and limited operating history; Xanadu’s expectations regarding future financial performance, capital requirements and unit economics; Xanadu’s use and reporting of business and operational metrics; Xanadu’s competitive landscape; Xanadu’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Xanadu’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Xanadu’s reliance on strategic partners and other third parties; Xanadu's concentration of revenue in contracts with government or state - funded entities; Xanadu’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption, and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the Combined Company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the Combined Company or the expected benefits of the proposed transaction; the risk that shareholders of Crane Harbor could elect to have their shares redeemed, leaving the Combined Company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Xanadu or Crane Harbor; failure to realize the anticipated benefits of the proposed transaction; the ability of Crane Harbor or the Combined Company to issue equity or equity - linked securities in connection with the proposed transaction or in the future; and other factors described in Crane Harbor’s filings with the U.S. Securities and Exchange Commission (“SEC”). These forward - looking statements are based on certain assumptions, including none of the risks identified above materialize; there are no unforeseen changes to economic and market conditions, and no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward - looking statements can be found in filings and potential filings by Xanadu, Crane Harbor or the Combined Company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. In addition, these statements reflect the expectations, plans and forecasts of Xanadu’s and Crane Harbor’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Xanadu and Crane Harbor may elect to update these forward - looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Crane Harbor is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Crane Harbor, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 3 Cautionary Notes Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of Crane Harbor for their consideration. The Combined Company intends to file a registration statement on Form F - 4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus to be distributed to Crane Harbor’s shareholders in connection with Crane Harbor’s solicitation for proxies for the vote by Crane Harbor’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Xanadu’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to Crane Harbor and Xanadu shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Crane Harbor and Xanadu shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Crane Harbor in connection with the proposed transaction, as these documents will contain important information about Crane Harbor, Xanadu and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus, once available, as well as other documents filed by Crane Harbor with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Crane Harbor Acquisition Corp., 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103. Participants in the Solicitation Crane Harbor, Xanadu and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Crane Harbor’s shareholders in connection with the proposed transaction. Information regarding the persons who may be deemed participants in the solicitation of Crane Harbor’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus when it is filed by Crane Harbor with the SEC. You can find more information about Crane Harbor’s directors and executive officers in Crane Harbor’s final prospectus related to its initial public offering filed with the SEC on April 25, 2025 and in the Quarterly Reports on Form 10 - Q filed by Crane Harbor with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This presentation is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities described herein. In addition, no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this presentation or the merits of any of the securities described herein and any representation to the contrary is an offence. In Canada, this presentation may be delivered only to a person that is (a) an “accredited investor” as defined in National Instrument 45 - 106 Prospectus Exemption (“NI 45 - 106”) or section 73.3(1) of the Securities Act (Ontario), as applicable, or alternatively, purchasing securities in reliance on the "minimum amount exemption" contained in section 2.10 of NI 45 - 106, and (b) not an individual and that is a “permitted client” as defined in section 1.1 of National Instrument 31 - 103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. The distribution of the securities described herein in Canada is being made on a private placement basis only. Accordingly, any resale of such securities must be made in accordance with applicable Canadian securities laws, which may require resales to be made in accordance with prospectus requirements or exemptions therefrom. These resale restrictions may in some circumstances apply to resales of securities outside Canada. By accepting this presentation and not immediately returning it, any recipient in Canada represents and warrants that it is entitled to receive the presentation. No Incorporation by Reference The information contained in the third - party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Xanadu, Crane Harbor, and other companies, each of which are the property of their respective owners. All third - party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of Crane Harbor, Xanadu or the proposed transaction. Risk Factors For a description of certain risks relating to Xanadu, including its business and operations, and to the proposed transaction, we refer you to “Risk Factors” at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources as of October 3 rd 2025, unless otherwise indicated. References in this presentation to “$” are to the lawful currency of the United States. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which Xanadu operates are necessarily subject to a high degree of uncertainty and risk. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished with the SEC by Xanadu, Crane Harbor, the Combined Company in connection with the proposed transaction.

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential (1) Assuming closing of the proposed transaction (2) Based on first publication in a peer - reviewed journal of an experimental demonstration of a scalable, modular, networked quantum computer 4 The First Pure Play Quantum Computing Company to Achieve Quantum Supremacy The First & Only Publicly Listed Pure Play Photonic Quantum Computing Company (1) #1 Quantum Software: PennyLane Provides Exposure to All Quantum Modalities The First Networked, Modular & Scalable Quantum Computer (2) A Quantum Company of Several Firsts With More Coming

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential Sources: Public Filings, Capital IQ, Factset Notes: Market data as of 10/29/2025. Past performance is not indicative of future performance. (1) Includes impact of stock splits, reverse stock splits, dividends and share buybacks. 5 Crane Harbor - We Saw the Light Experienced Team Summary $250 million PIPE $1.2 billion PIPE $115 million PIPE $180 million PIPE $199.27 Share Price (1) $21.04 Share Price (1) $9.94 Share Price (1) Acquired Seasoned Leadership 145 years of collective experience across Private Equity, MsA, SPACs and Law Operational Expertise Extensive corp. dev. experience & led multiple public companies successfully Proven De - SPAC Expertise 4 successful De - SPACs completed with $ 1 . 7 B+ of PIPE capital raised Prior De - SPAC Experience Jonathan Cohen Chairman ofi īhe Board Edward Cohen Viзe Chairman ofi īhe Board William Fradin CEO Jeffrey Brotman COO h CLO Thomas Elliott CFO Roger Fradin Speзial Advisor Kayode Ogunro Direзīor Eldron Blackwell Direзīor Robert W. (“Trey”) Karlovich Direзīor Eric Litvin Direзīor

(1) Total sponsor ownership includes 7.33M Sponsor promote shares and an aggregate of 704K shares from 640K private placement units; 1.1M promote shares are placed into an earnout, with 50% (550K shares) Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential vesting at $12.50 and 50% (550K shares) at $15.00. (2) Assumes 0% redemptions from ~$224M cash in trust, a $275M PIPE raise and $40M in transaction expenses. (3) Assuming closing of the proposed transaction. (4) Discount based on comparing the average markets caps of IONQ, QBTS and RGTI and Xanadu’s Pro - forma Equity Value (5) Determined based on the percentage of Unitary Foundation Survey (2024) respondents who used PennyLane in the 12 - month period prior to completing the survey 6 Business Combination Summary ▪ Xanadu , a photonic quantum computing company specializing in both hardware and software , intends to complete a business combination (the “Business Combination”) with Crane Harbor Acquisition Corporation ▪ The transaction is targeted to close in Q1 2026 , subject to the satisfaction of customary closing conditions Business Combination Structure ▪ The Business Combination implies a pro forma enterprise value of ~$3.1B (1) for the Combined Company ▪ Valuation at a substantial discount to public peers, providing an attractive entry point to potential PIPE investors & Crane Harbor shareholders (4) ▪ Existing Xanadu shareholders will rollover 100% of their equity as part of the deal, resulting in ~ 84% ownership in the Combined Company (2) Valuation ▪ The Business Combination is expected to be funded by a combination of Crane Harbor cash in trust and expected proceeds from a PIPE, resulting in ~$459M net cash (2) on the balance sheet at closing ▪ We currently expect net proceeds from the proposed transaction to be used for the deployment of Photonics based fault tolerant quantum computers with subsequent commercial traction via both run time sales and PennyLane software monetization Capital Structure ▪ The Missing Modality : Xanadu’s photonics - based approach is not represented by any current publicly traded player, providing investors the only public access point to invest in this key technological approach (3) ▪ Designed to achieve a fast and practical path to commercially useful quantum computing through room temperature operations ▪ True full stack offering via Xanadu’s PennyLane software offering which today has ~47% of quantum users on its platform (5) ▪ First announced achievement of quantum supremacy in 2022 , and believes it is approaching the release of broad - based capabilities Xanadu’s Unique Approach

XANADU

The Xanadu Team in the Spotlight





Christian Weedbrook

Founder & Chief Executive Officer

Massachusetts Institute of Technology | University of Toronto

- Founded Xanadu in 2016
- Previously, Postdoctoral Research at University of Toronto and MIT
- Ph.D. in Photonic Quantum Computing from University of Queensland



XANADU PENNYLANE

Technical ← Supported by 250+ employees & 140 Ph.Ds → Commercial



Jonathan Lavoie
Vice President of Systems Architecture



Blair Morrison
Vice President of Technology & Development



Rafal Janik
Chief Operating Officer

[Actively Hiring]
Chief Financial Officer



Josh Izaac
Director of Product



Elliott Ortmann
Vice President of Manufacturing Engineering



Nathan Killoran
Sr. Vice President of Software & Applications

[Actively Hiring]
General Counsel

[Actively Hiring]
Vice President of Investor Relations



Jonah Force Hill
Director of Government Relations

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

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Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 8 Over the Past 2 Years We Have Witnessed Significant Strides in Quantum Technology Advancements s Investment Activity Leading Financial Investors & Blue Chip Strategics are Actively Deploying Capital in the Sector 8

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential Sources: Factset, Capital IQ, Company Filings, Wall Street Research (1) Market data as of 10/29/2025 (2) Historical valuations represent highest known post - money valuation in funding rounds between 2021 and 2024 (3) xAI post - money valuation represents latest implied speculation round of $20B raise (4) De - SPACs defined by technology companies with a reverse merger currently trading on the NASDAQ or NYSE since 2020 9 With the AI Era Upon Us, Investors are Looking to Quantum as the Next Breakthrough Private Market AI s Quantum Company Valuations Many of the Most Successful Tech De - SPACs of All Time Are Quantum Stock Price Perfiormance since De - SPAC (1)(4) 1. 1,447% 2. 658% 3. 504% 4. 466% 5. 298% 6. 238% 7. 195% AI Quantum 3 5 3 7 6 500 24 10 19 120 29 183 Historical vs 2025 (in :B) (1)(2) (3)

XANADU

Lighting the Path to Scalable Quantum Computing

Overview

Founded
2016

Headquarters
Toronto

Employees
250+

Ph.Ds
140

Funding (US$)
$290M(1)

Key Highlights



First networked, modular, scalable quantum computer(2)

PENNYLANE

#1 Quantum software with ~47% quantum user penetration(3)

aws, BMW, Fidelity Investments, IONQ, Rolls Royce, TOYOTA, VW

Industry leading Fortune 500 customers

Alumni Ventures, bdc, Bessemer Venture Partners, CAPRICORN Investment Group, DRAPER ASSOCIATES, FORWARD investments, Georgian, GOLDEN VENTURES, iqt, OMERS, PORSCHE SE, RADICAL VENTURES, real, TIGERGLOBAL

Leading venture investors

UMC, APPLIED MATERIALS, imec, AIM PHOTONICS, Institute of Microelectronics, Tower Semiconductor, NEW YORK STATE

Tier 1 fabrication partners + support

DARPA, OAK RIDGE National Laboratory, NERSC, Agency for Science, Technology and Research SINGAPORE, KIST, Los Alamos NATIONAL LABORATORY

World leading research partners

#1
Nature citation count among pure play quantum computing companies(4)

120
Approved + pending patents across 9 countries

Pioneer of scientific breakthroughs

KAIST, TUM

100+ global university partnerships

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

(1) Represents funding raised to date and excludes PIPE raise (2) Based on first publication in a peer-reviewed journal of an experimental demonstration of a scalable, modular, networked quantum computer (3) Unitary Foundation Survey, 2024 (4) Competitive Context: Top Nature Paper Citation Counts, 2025 Sutor Group Intelligence and Advisory

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Offering Solutions Across Hardware & Software, Underpinned with Leading Photonics Technology & Path to Commercialization

Achieved & Anticipated Hardware Milestones

2017 | 2019 | 2021 | 2023 | 2025 | 2029+

- **First chip fabricated**
- **First** photonic quantum computer **on the cloud**
- First **quantum supremacy** on cloud
- Aurora released: **scalable networking solved**
- **Error correction** overhead breakthrough
- First **error resistant on-chip** photonic qubit
- **First fault-tolerant** photonic qubit
- **Physical Qubits** 100K, **Logical Qubits** 500–1000, **Logical Clock Rate** 200 kHz

Achieved & Anticipated Software Milestones

2017 | 2019 | 2021 | 2023 | 2025 | 2029+

- First **open-source** SDK for programming photonic QCs
- **PennyLane Release**
- First **Quantum Chemistry** features
- **Xanadu Cloud Platform launches**
- PennyLane **partnership** with **AWS**
- First **GPU-based quantum simulators**
- **Catalyst Release**
- Software build-out of **quantum error correction** with control hardware
- Software stack integration with **quantum computers**

Long-term Monetization Opportunity of $450B – $850B[1]

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

(1) Estimated value created by quantum computing at full scale fault-tolerant after 2040. Source: What Happens When 'If' Turns to 'When' in Quantum Computing?, BCG

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Hardware | Software | Commercial

XANADU

Xanadu's Photonics Approach is the Missing Modality in the Public Markets and Superior to Competing Approaches(1)(2)

	XANADU(1)	Other Photonics	Superconductors	Trapped Ion	Neutral Atom	Annealing
Clock Speed	~100MHz	~100MHz	~1MHz	~10kHz	~10kHz	No Clock Rates / No Gates
Scalable Interconnects Demonstrated	✓	✗	✗	✗	✗	✗
Logical Overhead	~100:1	1000:1	1000:1	1000:1	1000:1	n.a.
2Q Fidelity	99.99%	99.22%	99.86%	99.9%	99.5%	No Gates
Connectivity	All-to-All	All-to-All	Nearest Neighbor	All-to-All in a Single Trap	All-to-All in a Single Trap	20:1
Room Temperature Operations	✓	✗	✗	✗	✗	✗
Photonics Technology in Roadmap	✓	✓	✓	✓	✓	✓

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

(1) Assuming closing of the proposed transaction (2) Information derived from peer-reviewed journals and articles

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Hardware | Software | Commercial

XANADU

Boiling it Down to the Basics of Quantum

Room Temperature Computation

- ✓ Faster Iterations Than Other Modalities
- ✓ Reduces Energy & Resource Consumption
- ✓ Reduces Costs

Manufacturable Using Silicon Processes

- ✓ Cost Savings
- ✓ Leverages Preexisting Semiconductor Foundries

Modular & Networkable

- ✓ Meets Key Requirements
- ✓ Enables Large Scale Deployments
- ✓ Practical Quantum System

Xanadu's Photonic Approach is the Only Medium Universally Compatible Across All Quantum Technologies

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

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Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential Source: Quantum computational advantage with a programmable photonic processor (Nature) 14 1.8 B GWh 7 M Years World top 5 7.6 M supercomputer (Fugaku, Japan) Cores 0.2 kWh 2 Minutes Xanadu’s 216 quantum computer Qubits (Borealis, Canada) Borealis: Quantum Supremacy on the Cloud The Most Powerful Quantum Computer on the Cloud with 4x More Qubits than Google’s Quantum Supremacy Computer Hardware Software Commercial

15 1 2 3 4 World’s first full implementation of all subsystems needed for universal quantum computation (1) First modular, scalable, and networked quantum computer (1) 35 integrated photonic chips, 3 different substrates, 12 logical qubits with over 86 billion modes Demonstrated for first time real - time error correction decoding algorithm with photonics (1) Aurora: Achievable Path to Unlimited Logical Qubits Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential Source: Scaling and networking a modular photonic quantum computer, Nature (1) Based on first publication in a peer - reviewed journal of an experimental demonstration of a scalable, modular, networked quantum computer Hardware Software Commercial

Hardware | **Software** | Commercial

XANADU

Delivering the Front-End Applications Layer to Enable Custom Deployment

XANADU PENNYLANE

~47%[(1)] QUANTUM USER PENETRATION RATE

205K[(2)] TRAILING 30-DAY DOWNLOADS

34K[(2)] TRAILING 30-DAY ACTIVE USERS

1. Enables users to **integrate** quantum circuits with classical machine learning frameworks
2. Aims to provide an environment for **flexible**, **rapid** prototyping development and deployment
3. Modality **agnostic** and performant, **scalable** workflows
4. Industry's **most downloaded** MLIR compilation stack[(3)]

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

(1) Determined based on the percentage of Unitary Foundation Survey (2024) respondents who used PennyLane in the 12-month period prior to completing the survey (2) Based on data provided by Google Analytics. Google defines "active users" as the number of unique users who engaged with our site or app in the specified date range. Google Analytics is a third-party analytics provider, and the data have not been independently verified. (3) Based on data from PyPI Stats, PennyLane-Catalyst

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Hardware | **Software** | Commercial

Xanadu will Offer Public-Market Exposure to the Photonics Quantum Modality, While Pennylane Provides Cross-Modality Diversification(1)

1

PennyLane offers **powerful integrations** across the quantum ecosystem

2

Provides **diversification** through PennyLane's extensive integrations

3

Supports the broader quantum ecosystem **across multiple modalities**


Neutral Atom
QuEra
Computing Inc.
Trapped Ion
IONQ
QUANTINUUM
Superconductors
IBM
rigetti
Google
PENNYLANE
Hardware Integrations
ANYON
aws
AQT
Google
IONQ
Microsoft
Pasqal
Quantum Inspire
rigetti

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential (1) Assuming closing of the proposed transaction

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Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential (1) Hyperion: QC Market Headed to $1.2B in 2025; Lots of Momentum but also Uncertainty, Hyperion (2) How quantum computing could change the world, McKinsey (3) What Happens When ‘If’ Turns to ‘When’ in Quantum Computing?, BCG 18 Photonic Quantum Computers will be Everywhere $3.2B $4.0B $5.0B $6.2B $7.8B $9.1B $90.0B 2025E 2026E 2040E Medicine s Chemistry $60B – $130B Value Creation Aerospace $30B – $70B Value Creation Network Optimization $50B – $100B Value Creation Ad Optimization $50B – $100B Value Creation $20B – $40B Value Creation Up to $10B Value Creation $10B – $30B Value Creation Finance $70B – $135B Value Creation Encryption s Decryption $40B – $80B Value Creation Summary of Quantum Computing Market Size (1)(2) 2027E 2028E 2029E 2030E Quantum Computing Value Creation by Sector (3) Near Term Focus Areas for Xanadu $450B – $850B Estimated value created by quantum computing at full scale fault - tolerant after 2040 (3) Automotive Proven Case Studies for Xanadu Clean Energy Next Gen Batteries Hardware Software Commercial

Hardware | Software | **Commercial**

XANADU

Selected Customer Case Studies

Volkswagen

Problem

- **Improving recharge** in Li-excess batteries requires understanding **cathode redox processes**
- **Experimental data** is hard to interpret without quantum simulations

Solution

- **Simulated battery materials** faster and more **precisely**
- Cut **physical testing** and improved lithium-ion battery **design efficiency**

2x[1]
Reduce Qubit Count

2025
Year Enabled

Mitsubishi Chemical

Problem[2]

- EUV lithography **requires probing quantum** effects like **photo absorption** and **Auger decay**
- Classical simulations would take **infinite time** to accurately **model** solutions to these **complex** excited-state **processes**

Solution

- **Simulated EUV lithography** processes more accurately
- Cut trial-and-error and shortened the **semiconductor development cycle**

1st
Known Quantum Use Case for EUV Lithography Simulations[3]

Rolls-Royce

Problem

- Building more aerodynamic turbine engines requires **large scale simulations of fluid dynamics**
- Simulations of fluid dynamics on a quantum computer is **bottlenecked by efficiency of data loading** on a quantum computer

Solution

- Simulated fluid dynamics **10,000x more efficiently** than previous state-of-the-art methods
- Accelerated the design of **next generation aircraft propulsion systems**

10,000x
Fluid Dynamics Simulation Improvement[4]

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

Relevant papers: (1) "Fast simulations of X-ray absorption spectroscopy for battery materials on a quantum computer", 2025 (2) "Simulating key properties of lithium-ion batteries with a fault-tolerant quantum computer", 2023 (3) Based on articles published in academic journals and management's knowledge of such articles, findings, and key artifacts (4) Based on completed paper pending peer review

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Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 20 Building Durable s Diversified Commercial Traction Quantum Computer System Sales ▪ Designed for customers with sensitive data requirements ▪ Targeting governments, defense, and national labs ▪ Revenue from system sales with ongoing co - development, support, and upgrades Quantum Computing Software ▪ Industry - agnostic platform with validated use cases across high - value sectors ▪ SaaS subscription model enabling scalable, recurring revenue ▪ Enterprise - grade support, training, and consulting ▪ Vertical - specific libraries and marketplace to accelerate adoption and workflows Advanced Photonic Devices s IP Licensing ▪ Leadership in photonic packaging, semiconductor processing, and device fabrication ▪ Photonics for quantum networking, sensing, and datacom ▪ Expansion of services and consulting anchored in algorithm and machine learning expertise ▪ Monetization through IP licensing and subsystem sales Access to Hardware on the Cloud ▪ Leverage joint development agreements with blue - chip companies to capture the economic upside of IP generated using our quantum computers ▪ Expand adoption through application development partners ▪ Early access to compute systems and devices for key adopters ▪ Recurring subscription - based revenue with potential for consumption growth Hardware Software Commercial

Illustrative Transaction Overview at $275M PIPE

Transaction Highlights

Valuation	• Xanadu valuation of $3.0B • Transaction implies ~$3.1B pro-forma enterprise value
Financing	• Assumes Xanadu raises $275M PIPE at $10.00 per share • Assumes 0% redemption from ~$224M Crane Harbor's Cash in Trust • Expected uses include deployment of Photonics based fault tolerant quantum computers
Structure	• Xanadu shareholders would rollover 100% of their equity and are expected to hold ~84% of the outstanding pro-forma equity(1)

Sources & Uses ($ Millions)

SOURCES	
Xanadu Rollover Equity	$3,000
Cash in Trust(3)(4)	$224
PIPE(6)	$275
Total Sources	**$3,499**
USES	
Equity to Xanadu	$3,000
Cash to Balance Sheet(2)	$459
Illustrative Transaction Expenses	$40
Total Uses	**$3,499**

Pro-Forma Valuation ($ Millions)

Shares Outstanding (Millions)	**358.6**
Share Price ($)	$10.00
Equity Value	**$3,586**
(-) PF Net Cash(2)	($459)
Enterprise Value	**$3,127**

Pro-Forma Ownership

	Shares (Millions)	% Own.
Xanadu	300.0	83.7%
PIPE Investors(6)	27.5	7.7%
Public Shareholders(4)(5)	24.2	6.7%
SPAC Sponsor(7)	6.9	1.9%



(1) Assuming no redemptions and includes the dilutive impact of existing equity incentive awards and options (2) Crane Harbor cash-in-trust plus PIPE investment and Xanadu cash less illustrative expenses. (3) Crane Harbor cash-in-trust was ~$224M as of 9/30/25. For illustrative purposes only and does not entirely account for additional accrued interest on cash in trust, which would increase trust value per share at close. (4) Assumes no Crane Harbor shareholders exercise redemption rights to receive cash from trust account at closing. (5) Assumes 2.2M shares from 22M rights to receive 1/10th of a Class A ordinary shares for each right (6) Based on PIPE commitments expected at the time of BCA signing (7) Does not include 1.1M SPAC sponsor earnout shares

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential

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Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 22 Glossary The point at which a quantum computer performs a task that a classical (non - quantum) computer could not complete within a reasonable timeframe, regardless of whether the task has any practical/commercial use Quantum Supremacy Problems that a quantum computer can solve that have commercial value Broad Base Capabilities Where four or more independent and modular quantum computers are connected or networked using fiber optics to distribute quantum entanglement Scalable Interconnects Demonstrated Number of PennyLane users that were active on the platform over a 30 - day period based on Google Analytics Active Users The quantum gates and final readout of the quantum computer is performed at room temperature not requiring cryogenics or laser cooling Room Temperature Operations Extreme ultra - violet EUV

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 23 Risk Factors The below list of risk factors has been prepared solely for purposes of the proposed private placement transaction (the “Private Placement”) as part of the proposed business combination by and among Crane Harbor Acquisition Corp., a Cayman Islands exempted company (“Crane Harbor”), Xanadu Quantum Technologies Limited, a newly - formed company incorporated under the Business Corporations Act (Ontario) (“NewCo”), and Xanadu Quantum Technologies Inc., a corporation continued under the Business Corporations Act (Ontario) (the “Business Combination”), and solely for potential investors in the Private Placement, and not for any other purpose. All references to “Xanadu,” the “Company,” “we,” “us” or “our” refer to NewCo and Xanadu Quantum Technologies Inc. and each of their consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Crane Harbor, with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administra tors, including the documents filed or furnished in connection with the proposed transactions by and among the Company and Crane Harbor. The risks presented in such filings will be consistent with those that would be required for a public company in its securities law filings, including with respect to the business and securities of the Company and Crane Harbor and the proposed transactions by and among the Company and Crane Harbor, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline, and any investor in the Private Placement may lose all or part of its investment. Risks Related to Our Business Capital Requirements and Cost Fluctuations . Our business and our future plans for expansion are capital - intensive, and the specific timing of cash inflows and outflows may fluctuate substantially from period to period. Our operating plan may change because of factors currently unknown, and we may need to seek additional funds sooner than planned, through public or private equity or debt financings or other sources, such as strategic collaborations. Such financings may result in dilution to our stockholders, issuance of securities with priority as to liquidation and dividend and other rights more favorable than common shares, imposition of debt covenants and repayment obligations or other restrictions that may adversely affect our business. Development . Our technical roadmap and plans for future commercialization include technology that is not yet available for customers and may never become available or meet desired technical specifications. For example, we have not produced a commercially scalable quantum computer, and we face significant barriers in our continued development efforts. If we cannot successfully overcome those barriers, our business will be negatively impacted. Competition . Even if we are successful in developing quantum computing systems, and other products within our pipeline, and executing our strategy, competitors in the industry may achieve technological breakthroughs that render our quantum technology obsolete or inferior to other products, or we may be unable to price our quantum computing systems competitively. Our Industry . The quantum technology industry is in its early stages and volatile, and if it does not develop, if it develops slower than we expect, if it develops in a manner that does not require use of our quantum solutions, if it encounters negative publicity or if our solutions do not drive commercial engagement, the growth of our business will be harmed. In addition, federal, state, provincial, territorial, local, municipal or other government or foreign laws and regulations related to privacy, data use and security could adversely affect our industry. Market Forecasts . Our market opportunity estimates and growth forecasts are subject to significant uncertainty and are based on assumptions and estimates, including internal management estimates and independent third party sources, that may not prove to be accurate. Strategic Partners . If we are unable to maintain our current strategic partnerships, including relationships with certain prime contractors, or we are unable to develop future collaborative partnerships, our future growth and development could be negatively impacted. Certain of our strategic development and partnership arrangements or expected strategic partnerships could be terminated or may not materialize into contract partnership arrangements on a long - term basis or at all. We may also not be able to successfully engage target customers or convert early trial deployments of our technology into meaningful orders in the future. Third Parties . We depend on, and anticipate that we will continue to depend on, various third - party suppliers, contractors, and strategic partners, including its cloud providers, in order to sustain and grow our business. Our ability to commercialize and scale our neutral atom quantum products is dependent also upon components we must source from electronics, optics and other industries. Shortages or supply interruptions in any of these components will adversely impact our financial performance. Licensing . Licensing of intellectual property is of critical importance to our business and our intellectual property often results from the performance of complex agreements that are subject to interpretation. Some of our in - licensed intellectual property has been conceived or developed through government - funded research and thus may be subject to federal regulations providing for certain rights for the U.S. and/or Canadian governments or imposing certain obligations on us. Corporate Law . We will be governed by the corporate laws of Ontario, Canada that in some cases have a different effect on shareholders than the corporate laws of Delaware. Cybersecurity . Any cybersecurity - related attack, significant data breach or disruption of the information technology systems, infrastructure, network, third party processors or platforms on which we rely could damage our reputation and adversely affect our business and financial results. Limited Operating History . We have a limited commercial operating history in a rapidly evolving industry. As a result, it is difficult for us to evaluate and prepare for all the risks and challenges we may encounter. Financial Loss . We are an early - stage company with a history of financial losses, such as negative cash flows, and we expect to incur significant expenses and continuing financial losses for the foreseeable future and at least until our quantum computing systems or other products within our pipeline become commercially viable, which may never occur.

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 24 Risk Factors Customer Concentration . A portion of our historical revenue has come from our contracts with the public sector, and our failure to receive and maintain government contracts or changes in the contracting or fiscal policies of the public sector may adversely affect our business, financial condition and results of operations. We track certain perfiormance metrics with third party analytic tools and do not independently verifiy such metrics . Certain of our performance metrics are subject to inherent challenges in measurement, and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business. Risks Related to the Private Placement Capital Raise . There can be no assurance that we will be able to raise the anticipated approximately $275 million in the Private Placement, or that the amount of funds raised in the Private Placement will be sufficient to consummate the Business Combination or for use by the Combined Company. Voting Power . The issuance of subordinate voting shares of the Combined Company’s securities in connection with the Private Placement will dilute the voting power of the Combined Company’s shareholders. Share Structure . Because NewCo’s multiple voting shares will carry a greater number of votes per share relative to the subordinate voting shares, and the holders of the multiple voting shares collectively will control a substantial percentage of the combined voting power of the Combined Company’s voting shares. Accordingly, the share capital structure will have the effect of limiting the influence of holders of subordinate voting shares over most corporate matters. Risks Related to the Business Combination Transaction Costs . Both Crane Harbor and we will incur significant transaction costs in connection with the Business Combination. Contingencies ofi Business Combination . The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be consummated. Key Personnel . The ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain of our key personnel, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. Further, some members of our management team have limited experience in operating a public company. Executive Team . We do not currently have a chief financial officer . We believe that it is important to the future success of our business to find a qualified individual to be the chief financial officer and we are currently conducting a search for a qualified person. Until a qualified chief financial officer is hired, we heavily depend on the services of our senior management team to satisfy the business requirements of such an office. The inability to find, hire, and retain a qualified chief financial officer could impair our ability to manage the Company’s business, which could harm our business and operating results. Public Company Readiness . Following the consummation of the Business Combination, our management will need to devote substantial time on maintaining and improving its internal controls over financial reporting and the requirements of being a public company which may, among other things, strain its resources and divert management’s attention from the business. Our existing management team will also need to devote a substantial amount of time to compliance initiatives and add personnel in areas such as accounting, financial reporting, investor relations and legal in connection with operations as a public company. Redemption . If a significant number of Crane Harbor’s ordinary shares is elected to be redeemed in connection with the Business Combination, the share ownership of the Combined Company will be highly concentrated, which will reduce the public “float” and may have a depressive effect on the market price of the common shares of the Combined Company. Redemptions will also reduce the amount of capital available to the Combined Company following the Business Combination. Value ofi Securities . If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Crane Harbor’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline. Stock Exchange Approvals . There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchanges or that the Combined Company will be able to comply with the continued listing standards of such stock exchanges. Confilicts ofi Interest . Some of Crane Harbor’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether we are an appropriate target for Crane Harbor’s initial business combination. Legal Proceedings . Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. Compliance with Laws . Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect us and the Combined Company’s business, including Crane Harbor, and our ability to consummate the Business Combination, and results of operations. Market Price . The market price of the Combined Company’s or Crane Harbor’s equity securities may be volatile and decline materially as a result of volatility in our industry or the market generally, or for other reasons. Additionally, market values of companies that entered into business combination agreements with special purpose acquisition vehicles have been affected by adverse economic and market forces, which may induce downward pressure on the price and trading volume of the Combined Company’s or Crane Harbor’s equity securities.

Copyright © 2025 Xanadu Quantum Technologies Inc. | Strictly Confidential 25 Rights of Action for Damages or Rescission for Canadian Investors Rights for Purchasers in Ontario Securities legislation in Ontario provides an Ontario purchaser (other than (a) a “Canadian financial institution” or a “Schedule III bank” (as defined in National Instrument 14 - 101 – Definitions and National Instrument 45 - 106 – Prospectus Exemptions (“NI 45 - 106”), respectively), (b) the Business Development Bank of Canada or (c) a subsidiary of any person referred to in (a) or (b) above, if the person owns all the voting securities of the subsidiary, except the voting securities required by law to be owned by the directors of that subsidiary) with a statutory right of action for damages or rescission against an issuer and any selling security holder where an offering memorandum, such as this presentation, contains a “misrepresentation” (as such term is defined in applicable Canadian securities laws) without regard to whether the purchaser relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date of the transaction that gave rise to the cause of action. The right of action for rescission is exercisable not later than 180 days from the date of the transaction that gave rise to the cause of action. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. Rights for Purchasers in Saskatchewan The Securities Act, 1988 (Saskatchewan) (the “Saskatchewan Act”) provides that where an offering memorandum, together with any amendment to the offering memorandum, such as this presentation, sent or delivered to a purchaser contains a misrepresentation, a purchaser who purchases a security covered by the offering memorandum or an amendment to the offering memorandum has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against (a) the issuer or a selling security holder on whose behalf the distribution is made, (b) every promoter and director of the issuer or the selling security holder, as the case may be, at the time the offering memorandum or any amendment thereof was sent or delivered, (c) every person or company whose consent has been filed respecting the offering, but only with respect to reports, opinions or statements that have been made by them, (d) every person or company that, in addition to those mentioned in (a) to (c) above, signed the offering memorandum or the amendment thereof and (e) every person or company that sells securities on behalf of the issuer or selling security holder under the offering memorandum or amendment thereof. In addition, such a purchaser that purchases the security from the issuer or a selling securityholder may elect to exercise a right of rescission against such person where an offering memorandum contains a misrepresentation and, when the purchaser so elects, the purchaser shall have no right of action for damages against such person. The Saskatchewan Act provides further that (a) where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against the individual who made the verbal statement, (b) a purchaser of a security from a vendor who is trading in Saskatchewan in contravention of the Saskatchewan Act, the regulations thereunder or a decision of the Financial and Consumer Affairs Authority of Saskatchewan, whether that vendor is trading on his own behalf or by another person or agent on his behalf, may elect to void the contract and, if the purchaser so elects, the purchaser is entitled to recover all money and other consideration paid by him to the vendor pursuant to the trade and (c) if the distribution of securities has not been completed and (i) there is a material change in the affairs of the issuer, (ii) it is proposed that the terms or conditions of the offering described in the offering memorandum be altered or (iii) securities are to be distributed in addition to the securities previously described in the offering memorandum, and an amendment to the offering memorandum is not sent or delivered in accordance with the Saskatchewan Act, the purchaser has a right of action for rescission or damages against the vendor or offeror that failed to comply with the applicable requirement. The Saskatchewan Act also provides a purchaser who has received an amended offering memorandum delivered in accordance with the Saskatchewan Act with a right to withdraw from the agreement to purchase the securities by delivering a notice to the person who or company that is selling the securities, indicating the purchaser’s intention not to be bound by the purchase agreement, provided such notice is delivered by the purchaser within two business days of receiving the amended offering memorandum. Subject to the Saskatchewan Act, these statutory rights are exercisable, in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action or, in the case of any action, other than an action for rescission, the earlier of (a) one year after the plaintiff first had knowledge of the facts giving rise to the cause of action and (b) six years after the date of the transaction that gave rise to the cause of the action. Rights for Purchasers in New Brunswick New Brunswick securities legislation provides investors who purchase securities offered for sale in reliance on the exemption in Section 2.3 of NI 45 - 106 with a statutory right of action for damages against the issuer, a selling security holder on whose behalf the distribution is made, every person who was a director of the issuer at the date of the offering memorandum, such as this presentation, and every person who signed the offering memorandum, or a right of action for rescission against the issuer and the selling security holder on whose behalf the distribution is made, in the event that the offering memorandum, or any document incorporated by reference therein (or deemed incorporated by reference into), contains a misrepresentation if it was a misrepresentation at the time of purchase. Where an offering memorandum is delivered to a prospective purchaser of securities in connection with a trade made in reliance on the exemption in Section 2.3 of NI 45 - 106, and the document contains a misrepresentation, a purchaser who purchases the securities is deemed to have relied on the misrepresentation and has, subject to certain limitations and defences, the above - noted statutory rights of action. If the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages. In the case of any action for rescission, no action shall be commenced more than 180 days after the date of the transaction that gave rise to the cause of action. In the case of any action other than an action for rescission, no action shall be commenced more than the earlier of (a) one year after the plaintiff first had knowledge of the facts giving rise to the cause of action and (b) six years after the date of the transaction that gave rise to the cause of action. The liability of all persons and companies referred to above is joint and several. A defendant is not liable for a misrepresentation if it proves that the purchaser purchased the securities with knowledge of the misrepresentation. In an action for damages, the defendant shall not be liable for all or any portion of the damages that the defendant proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. In no case shall the amount recoverable for the misrepresentation exceed the price at which the securities were offered. Rights for Purchasers in Manitoba and Prince Edward Island Manitoba securities legislation and Prince Edward Island securities legislation provide a statutory right of action for damages or rescission to purchasers resident in Manitoba and Prince Edward Island, respectively, in circumstances where an offering memorandum, together with any amendment to the offering memorandum, such as this presentation, contains a misrepresentation, which rights are similar, but not identical, to the rights available to Ontario purchasers. Rights for Purchasers in Nova Scotia Nova Scotia securities legislation provides that if an offering memorandum or any advertising or sales literature (as defined in the Securities Act (Nova Scotia)), such as this presentation, contains a misrepresentation, a purchaser of securities is deemed to have relied upon such misrepresentation if it was a misrepresentation at the time of purchase and has, subject to certain limitations and defences, a statutory right of action for damages against the issuer or other seller of such securities, the directors of the seller at the date of the offering memorandum and the persons who have signed the offering memorandum or, alternatively, while still the owner of the securities, may elect instead to exercise a statutory right of rescission against the seller, in which case the purchaser shall have no right of action for damages against the seller, the directors of the seller or the persons who have signed the offering memorandum. The rights described above are subject to certain limitations, including: (a) no action may be commenced to enforce the right of action for rescission or damages by a purchaser resident in Nova Scotia later than 120 days after the date payment was made for the securities (or after the date on which initial payment was made for the securities where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment); (b) no person will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; (c) in the case of an action for damages, no person will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities resulting from the misrepresentation; and (d) in no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser. The liability of all persons or companies referred to above is joint and several with respect to the same cause of action. The foregoing summary is subject to the express provisions of the Securities Act (Ontario), the Securities Act (New Brunswick), the Saskatchewan Act, the Securities Act (Manitoba), the Securities Act (Prince Edward Island) and the Securities Act (Nova Scotia) and the rules and regulations thereunder and reference is made thereto for the complete text of such provisions. Rights for Purchasers in Newfoundland and Labrador Purchasers of the shares resident in Newfoundland and Labrador will be entitled to a contractual right of action for damages or rescission against the Issuer equivalent to the statutory rights provided to purchasers in Ontario.

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